UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2007

SIRICOMM, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-18399	62-1386759
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

4710 East 32nd Street, Joplin, MO	64804
(Address of principal executive offices)	(Zip Code)

(417) 626-9961

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

EXPLANATORY NOTE

SiriCOMM, Inc. (the “Company”) is filing this Form 8-K/A to amend Item 4.01 of its Form 8-K dated March 7, 2007 and filed with the Securities and Exchange Commission (“SEC”) on March 13, 2007. This amendment is being filed to state more specifically that there were no reportable events during the years ended September 30 2006 and 2005 and through March 7, 2007. In connection therewith, the Company’s former independent auditor has revised their letter addressed to the SEC to state the foregoing.

Except for the changes described above, this Form 8-K/A does not modify or update the disclosures in, or any other exhibits to, the Form 8-K dated March 7, 2007.

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 7, 2007, BKD, LLP (“BKD”) resigned as SiriCOMM, Inc.’s independent auditor.

BKD’s reports on the Company’s consolidated financial statements for each of the fiscal years ended September 30, 2006, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; except that BKD’s reports for the years ended September 30, 2006 and 2005 each contained an explanatory paragraph regarding uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2006, 2005 and 2004 and through March 7, 2007, there were no disagreements with BKD on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to BKD’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company’s consolidated financial statements for such years.

In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the years ended September 30, 2006 and 2005 and through March 7, 2007.

The Company has provided BKD with a copy of the foregoing statements and requested that BKD provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of BKD’s resignation letter dated March 7, 2007 is filed as Exhibit 16.1 and a copy of BKD’s letter ceasing the client-auditor relationship dated March 8, 2007 is filed as Exhibit 16.2.

Item 9.01.	Exhibits

(c)	Exhibits

16.1	Letter of resignation from BKD, LLP to the Company dated

March 7, 2007 (previously filed with the Form 8-K dated March 7, 2007,

and filed with the SEC on March 13, 2007)
16.2	Letter ceasing client-auditor relationship from BKD, LLP to the

Company dated March 8, 2007 (previously filed with the Form 8-K dated

March 7, 2007, and filed with the SEC on March 13, 2007)
16.3	Letter from BKD, LLP to the Securities and Exchange Commission dated March 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRICOMM, INC.
(Registrant)

Date:	March 21, 2007	By:	/s/ Matthew McKenzie
Matthew McKenzie
Chief Financial Officer